UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 28, 2008

DIGITAL RIVER, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-24643	41-1901640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9625 West 76th Street, Eden Prairie, Minnesota 55344
(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code): (952) 253-1234

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

On October 28, 2008, Digital River, Inc., a Delaware corporation (“Digital River”), issued a press release announcing its financial results for the three-month period ended September 30, 2008, guidance for Digital River’s year ending December 31, 2008, and certain other information. A copy of the press release is furnished as Exhibit 99.1 hereto. The press release includes “safe harbor” language indicating that certain statements about Digital River’s business and other matters contained in the press release are “forward-looking” rather than “historic.” The press release also states that a more thorough discussion of certain factors which may affect Digital River’s operating results is included, among other sections, under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Digital River’s Annual Report on Form 10-K for the year ended December 31, 2007, and Digital River’s other public filings with the SEC available at the SEC’s Web site (http://www.sec.gov).

The attached press release contains certain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. To supplement our consolidated financial statements presented in accordance with GAAP, Digital River has supplied non-GAAP measures of net income and earnings per share, which are adjusted from results based on GAAP to primarily exclude certain expenses as well as the impact of EITF 04-08. We believe that these non-GAAP measures provide useful information to both management and investors by excluding certain expenses that may not be indicative of our core operating results. In addition, because we have historically reported certain non-GAAP results to investors, we believe the inclusion of non-GAAP results provides consistency in our financial reporting. These measures should be considered in addition to results prepared in accordance with GAAP, but are not a substitute for or superior to GAAP results. The non-GAAP measures included in the attached press release have been reconciled to the nearest GAAP measure. As used herein, “GAAP” refers to accounting principles generally accepted in the United States.

Item 9.01.     Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is furnished with this report:

 99.1      Press release dated October 28, 2008, announcing Digital River’s financial results for the three-month period ended September 30, 2008, guidance for Digital River’s year ending December 31, 2008, and certain other information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL RIVER, INC.

		By:	/s/ Thomas M. Donnelly
			Name:	Thomas M. Donnelly
			Title:	Chief Financial Officer

Date:	October 28, 2008

Exhibit Index

Exhibit No.               Description

99.1      Press release dated October 28, 2008, announcing Digital River’s financial results for the three-month  period ended September 30, 2008, guidance for Digital River’s and year ending December 31, 2008, and certain other information.